Employee and Agent Benefits - Weighted Average Assumptions (Details) - Other postretirement benefits	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Weighted-average assumptions used to determine benefit obligations as disclosed under the Obligations and Funded Status section
Discount rate: Benefit obligation (as a percent)	4.80%	5.05%
Weighted-average assumptions used to determine net periodic benefit cost
Discount rate: Net periodic benefit cost (as a percent)	5.05%	2.55%	2.15%
Expected long-term return on plan assets: Net periodic benefit cost (as a percent)	5.20%	4.25%	4.25%
Assumed Health Care Cost Trend Rates
Health care cost trend rate assumed for next year under age 65 (as a percent)	7.50%	7.00%
Rate to which the health care cost trend rate is assumed to decline (the ultimate trend rate) (as a percent)	4.50%	4.50%
Year that the health care cost trend rate reaches the ultimate trend rate under age 65 (calendar year)	2032	2031